Ex. 10.4 Promissory Note
                                 PROMISSORY NOTE

$202,433                                              Date:  September 29, 2000

For value received, the undersigned Abraham Keinan (the "Borrower"), at 4
Wyecombe Gardens, London, UK, promises to pay to the order of Xfone, Inc, (the
"Lender"), at 6100 Neil Road, Suite 500, Reno, Nevada 89511, (or at such other place as the Lender may designate in writing) the sum of $202,433 with no interest.

The unpaid principal shall be payable in annual installments of $20,243, beginning on Jaunuary, 1 2002, and continuing until Jaunuary, 1 2011, (the "Due
Date"), at which time the remaining unpaid principal shall be due in full.

All payments on this Note shall be applied first in payment of accrued interest and any remainder in payment of principal.

The Borrower reserves the right to prepay this Note (in whole or in part) prior to the Due Date with no prepayment penalty.

If any of the following events of default occur, this Note and any other obligations of the Borrower to the Lender, shall become due immediately, without demand or notice:

     1)   the filing of bankruptcy proceedings involving the Borrower as a debtor;

     2)   the application for the appointment of a receiver for the Borrower;

If any one or more of the provisions of this Note are determined to be unenforceable, in whole or in part, for any reason, the remaining provisions shall remain fully operative.

All payments of principal and interest on this Note shall be paid in the legal currency of the United States. The Borrower waives presentment for payment, protest, and notice of protest and nonpayment of this Note.

This note cannot be assigned by any of the parties unless mutually agreed.

No renewal or extension of this Note, delay in enforcing any right of the Lender under this Note, or assignment by Lender of this Note shall affect the liability or the obligations of the Borrower. All rights of the Lender under this Note are cumulative and may be exercised concurrently or consecutively at the Lender's option.

This Note shall be construed in accordance with the laws of the State of Nevada.

Signed this 29 day of September, 2000, at 960 High Road, London UK .

Borrower:
Abraham Keinan

By:____________________________________________________
     Abraham Keinan

 .